UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                    May 1, 2012
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  801 Lakeview Dr.
                                     Suite 100
                         Blue Bell, Pennsylvania  19422
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a) The Company's 2012 annual meeting of stockholders (the "Annual Meeting") was held on May 1, 2012.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) Election of Directors as follows:

Name               Votes For         Votes           Abstentions     Broker Non-
                                     Against                           Votes
--------------------------------------------------------------------------------

J. Edward
Coleman            32,213,080        1,058,804         81,631        6,314,245

Alison Davis       32,452,877          824,263         76,375        6,314,245

Nathaniel A.
Davis              32,419,669          861,367         72,479        6,314,245

James J.
Duderstadt         27,868,556        5,414,375         70,584        6,314,245

Henry C.
Duques             27,896,971        5,380,627         75,917        6,314,245

Matthew J.
Espe               32,424,933          845,845         82,737        6,314,245

Denise K.
Fletcher           28,069,095        5,206,980         77,440        6,314,245

Leslie F.
Kenne              32,448,928          835,977         68,610        6,314,245

Lee D. Roberts     32,436,063          840,618         76,834        6,314,245

Paul E. Weaver     32,287,343          985,473         80,699        6,314,245


   (2) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2012 - 39,084,143 votes for; 507,559 votes against; 76,058 abstentions.

   (3) An advisory vote on executive compensation - 29,955,524 votes for; 3,288,952 votes against; 109,039 abstentions; 6,314,245 broker non-votes.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: May 2, 2012                              By: /s/ Nancy Straus Sundheim
                                                       ---------------------
                                                       Nancy Straus Sundheim
                                                       Senior Vice President,
                                                       General Counsel and
                                                       Secretary